SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date Report (Date of earliest event reported)  August 15, 1996


                       BONNEVILLE PACIFIC CORPORATION
             (Exact name of registrant as specified in charter)


        Delaware                   0-14846               87-0363215
    (State or other             (Commission            (IRA Employer
    jurisdiction of              File Number)        Identification No.)
    incorporation)

         50 West 300 South, Suite 300, Salt Lake City, Utah     84101
          (Address of principal executive offices)           (Zip Code)


Registrant's telephone number including area code  (801) 363-2520


(Former name or former address, if changed since last report) Not applicable


[PAGE]

Item 3.   Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection ifthe Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period July 1, 1996 to July 31, 1996, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.

Item 5.   Other Events.

For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

[PAGE]

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BONNEVILLE PACIFIC CORPORATION

                              By:  Roger G. Segal, Chapter 11 Trustee
                                   ----------------------------------
DATED August 15, 1996
                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BONNEVILLE PACIFIC CORPORATION

                              By:  R. Stephen Blackham, Assistant Controller
                                   -----------------------------------------
DATED August 15, 1996


[PAGE]

                              INDEX TO EXHIBITS


Exhibit                                                             Page No.


28.1  Monthly Financial Report - Chapter 11, for the period July
      1, 1996 to July 31, 1996, of the Registrant, dated August
      15, 1996 as filed by the Registrant with the United States
      Bankruptcy Court for the District of Utah, Central Division
      on August 15, 1996. . . . . . . . . . . . . . . .               5



[PAGE]

                                                    MONTHLY FINANCIAL REPORT
                                                          CHAPTER 11

DEBTOR:    BONNEVILLE PACIFIC CORPORATION

CASE NO.   91A-27701     For Period    July 1    to    July 31   , 1996
                 Accounting Method Used:   x Accrual Basis       Cash Basis


                                 COVER SHEET

- ------------------------------------------------------------------------------
Mark One Box For Each    THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH.
Required Report/Document The debtor must attach each of the following reports/
                         documents unless the U.S. Trustee has waived the
                         requirement in writing.  File original with Clerk of
                         Court.  File duplicate with U.S. Trustee.
- ------------------------------------------------------------------------------
Report/Document           Previously
  Attached                  Waived      REQUIRED REPORTS/DOCUMENTS
- ------------------------------------------------------------------------------
  [ x ]                    [   ]        Cash Receipts & Disbursements Statement
                                        (Form 2-B)
  [ x ]                    [   ]        Balance Sheet (Form 2-C)
  [ x ]                    [   ]        Profit and Loss Statement (Form 2-D)
  [ x ]                    [   ]        Supporting Schedules (Form 2-E)
  [ x ]                    [   ]        Quarterly Fee Summary (Form 2-F)
  [ x ]                    [   ]        Narrative (Form 2-G)
  [ x ]                    [   ]        Bank Statement(s) for Debtor in
                                        Possession Account(s)
- ------------------------------------------------------------------------------
I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on:   August 15, 1996

                              Debtor(s):     BONNEVILLE PACIFIC CORPORATION
                                             ---------------------------------
                                             By:  R. Stephen Blackham
                                             Position:    Assistant Controller




[PAGE]
                        Statement of Chapter 11 Trustee


     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 15th day of August 1996.

                                   _______________________________________
                                   Roger G. Segal, Chapter 11 Trustee


[PAGE]

        On August 8, 1996 the Trustee entered into a settlement with Fraser & Beatty (as well as J. Michael Bradley, defendants in Segal v. Portland General et al., pending in the United States District Court for the District of Utah, case no. 92C-364J). The settlement provides for payment to Bonneville
Pacific Corporation of Ten Million ($10,000,000.00) U.S. Dollars during the month of September 1996 in exchange for a complete Release of any and all Claims which the Trustee or the estate has against Fraser & Beatty, J.
Michael Bradley and belated parties.

     The settlement is conditioned upon approval by the United States District Court and the United States Bankruptcy Court. The Motion for Approval of the Settlement has been prepared and filed and a hearing on the Motion is scheduled for September 3, 1996.

      On August 12, 1996 the Trustee entered into a settlement with Piper Jaffray Inc.. The settlement provides for payment to Bonneville Pacific Corporation of Ten Million ($10,000,000.00) Dollars during the month of September 1996 in exchange for a complete Release of any and all Claims which the Trustee or the estate has against Piper Jaffray Inc.

     The settlement is conditioned upon approval by the United States
District Court and the United States Bankruptcy Court. The Motion for Approval of the Settlement is in the process of being prepared and it is expected that a hearing on the Motion will be scheduled for September, 1996.



[PAGE]

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                      For Period July 1 - July 31, 1996


                             CASH RECONCILIATION



1. Beginning Cash Balance:                                     $55,417,919.90

2. Cash Receipts: (See Page 2 of 2)            14,275,413.94

3. Cash Disbursements: (See Page 2 of 2)      (14,435,215.07)

4. Net Cash Flow:                                                 (159,801.13)
                                                                   ----------
5. Ending Cash Balance: (to Form 2-C)                          $55,258,118.77
                                                               ==============

                    CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                               AMOUNT           FINANCIAL INSTITUTION
- -----------------------------------------------------------------------------
PAYROLL ACCOUNT                       $1,147.85        1ST SECURITY BANK/UTAH
PAYROLL TAX ACCOUNT                      370.73        KEY BANK OF UTAH
GENERAL CORP CASH                  1,225,329.97        KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT          739,886.05   (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT        10,701,362.96   (A)  US BANK
CHPTR 11 TRUSTEE - JNT CD          5,142,480.17   (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT        5,063,845.14   (A)  BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS           37,829.78   (A)  BANK ONE
UNITED STATES TREASURY BONDS      32,148,214.26        BANK ONE
PROCEEDS FROM ASSET SALES              3,926.08   (A)  KEY BANK OF UTAH
NCA 1 SALES TAX ESCROW                52,902.00*  (B)  ABN/AMRO BANK OF N.Y.
KYOCERA MAINTENANCE RESERVE          140,823.78        KEY BANK OF UTAH

                                 $55,258,118.77
                                 ==============
*  RESTRICTED CASH                   $52,902.00
                                 ==============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

(B) Funds on deposit in the NCA 1 Sales Tax Escrow account are pledged as collateral to the State of Nevada. Monthly, an amount of approximately $28,000 is released and transferred to the Chapter 11 Trustee Joint Account It is expected that these transfers will continue and that these funds will be available to the estate for the benefit of creditors and/or to be used in operations.

                                                               FORM 2-B
                                                               Page 1 of 2


[PAGE]
                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                      For Period July 1 - July 31, 1996
- ------------------------------------------------------------------------------

                            CASH RECEIPTS JOURNALS

     BANK ACCOUNT                            TOTAL          PAGE REF
- ------------------------------------------------------------------------------
     PAYROLL ACCOUNT                     $18,799.48           A
     PAYROLL TAX ACCOUNT                   9,483.50           B
     GENERAL CORP CASH                 1,121,744.61           C
     CHPTR 11 TRUSTEE JOINT ACCT         338,117.76           E
     CHPTR 11 TRUSTEE - CD ACCT           66,052.69           F
     CHPTR 11 TRUSTEE - JNT CD                 0.00          N/A
     CHPTR 11 TRUSTEE JOINT ACCT               0.00          N/A
     CHPTR 11 TRUSTEE JT SAVINGS      12,777,744.29           G
     UNITED STATES TREASURY BONDS     32,150,000.00           H
     PROCEEDS FROM ASSET SALES                10.46           I
     NCA 1 SALES TAX ESCROW                  286.11           J
     KYOCERA MAINTENANCE RESERVE          11,674.87           K
                                          ---------
         LESS:  ACCOUNT TRANSFERS     46,493,913.77
                                     (32,218,499.83)
                                     --------------
         TOTAL CASH RECEIPTS         $14,275,413.94
                                     ==============

                        CASH DISBURSEMENTS JOURNALS


     BANK ACCOUNT                            TOTAL          PAGE REF
- ------------------------------------------------------------------------------
     PAYROLL ACCOUNT                     $18,829.00           A
     PAYROLL TAX ACCOUNT                   9,484.91           B
     GENERAL CORP CASH                   479,921.49           D
     CHPTR 11 TRUSTEE JOINT ACCT       7,115,772.51           E
     CHPTR 11 TRUSTEE - CD ACCT                0.00           F
     CHPTR 11 TRUSTEE - JNT CD                 0.00          N/A
     CHPTR 11 TRUSTEE JOINT ACCT               0.00          N/A
     CHPTR 11 TRUSTEE JT SAVINGS      39,000,005.00           G
     UNITED STATES TREASURY BONDS          1,785.74           H
     PROCEEDS FROM ASSET SALES                 0.00           I
     NCA 1 SALES TAX ESCROW               27,236.11           J
     KYOCERA MAINTENANCE RESERVE             680.14           K
                                       ------------
                                      46,653,714.90
       LESS:  ACCOUNT TRANSFERS      (32,218,499.83)
                                     --------------
       TOTAL CASH DISBURSEMENTS      $14,435,215.07


                                                                   FORM 2-B
                                                                   Page 2 of 2

[PAGE]

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                               Payroll Account
                      For Period July 1 - July 31, 1996


                             CASH RECEIPTS JOURNAL

DATE            DOC #             PAYOR           AMOUNT    DESCRIPTION
- ------------------------------------------------------------------------------
7/11/96         CK# 5753         BPC - GENERAL  $ 9,377.09  PAYROLL TRANSFER
7/29/96         CK# 5785         BPC - GENERAL    9,422.39  PAYROLL TRANSFER
                                                 ---------
                TOTAL CASH RECEIPTS             $18,799.48
                                                 =========


                          CASH DISBURSEMENTS JOURNAL

 DATE           DOC #              PAYEE         AMOUNT     DESCRIPTION
- ------------------------------------------------------------------------------
7/15/96                        PAYROLL SUMMARY  $ 9,377.09
7/31/96                        PAYROLL SUMMARY    9,422.39
7/31/96        BNK STMT        KEY BANK OF UTAH      29.52  SERVICE CHARGE
                                                 ---------
                TOTAL CASH DISBURSEMENTS        $18,829.00
                                               ===========




                                      A

[PAGE]

                      DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                             Payroll Tax Account
                      For Period July 1 - July 31, 1996

                             CASH RECEIPTS JOURNAL

DATE            DOC #             PAYOR             AMOUNT     DESCRIPTION
- ------------------------------------------------------------------------------
7/11/96         CK# 5754          BPC - GENERAL   $4,140.10  PR TAX TRANSFER
7/22/96         CK# 5781          BPC - GENERAL    1,178.69  PR TAX TRANSFER
7/29/96         CK# 5786          BPC - GENERAL    4,164.71  PR TAX TRANSFER
                                                   --------
                TOTAL CASH RECEIPTS               $9,483.50
                                                  =========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #          PAYEE                   AMOUNT   DESCRIPTION
- ------------------------------------------------------------------------------
7/11/96   CK# 1197    KEY BANK OF UTAH         $3,437.57  FEDERAL TAX DEPOSIT
7/16/96   CK# 1198    KEY BANK OF UTAH             34.13  FEDERAL UNEMPLOYMENT
7/16/96   CK# 1199    UTAH DEPT OF EMP. SEC.    1,144.56  STATE UNEMPLOYMENT
7/29/96   CK# 1200    KEY BANK OF UTAH          3,456.00  FEDERAL TAX DEPOSIT
7/29/96   CK# 1201    UTAH STATE TAX COMM'N     1,411.24  STATE INCOME TAX
7/31/96   BNK STMT    KEY BANK OF UTAH              1.41  SERVICE CHARGE
                                                --------
                      TOTAL CASH DISBURSEMENTS  $9,484.91
                                                =========



                                      B

[PAGE]

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                              General Corp Cash
                      For Period July 1 - July 31, 1996


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYEE                  AMOUNT           DESCRIPTION
- ------------------------------------------------------------------------------
7/03/96   DS070396   C. CAMOZZI              $236.00  INSURANCE REIMBURSEMENT
7/03/96   DS070396   D. GARDINER              240.00  INSURANCE REIMBURSEMENT
7/03/96   DS070396   BONNEVILLE FUELS       6,760.67  OFFICE EXPENSE REIMBURS.
7/03/96   DS070396   SAN DIEGO GAS & ELEC.  1,859.48  ENERGY REV-KYOCERA
7/18/96   DS071896   KYOCERA AMERICA      104,910.77  ENERGY REV-KYOCERA
7/23/96   DS072396   LEWIS & ROCA           4,175.00  EXPENSE REIMBURSEMENT
7/23/96   DS072396   C. MOWER                  11.62  EXPENSE REIMBURSEMENT
7/25/96   DS072596   R. HIXSON          1,000,000.00  SETTLEMENT PAYMENT
7/31/96   BNK STMT   KEY BANK OF UTAH       3,551.07  INTEREST INCOME
                                        ------------
                TOTAL CASH RECEIPTS    $1,121,744.61
                                       =============

                                      C

[PAGE]
                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                              General Corp Cash
                      For Period July 1 - July 31, 1996




                           CASH DISBURSEMENTS JOURNAL


DATE    CHECK #  PAYEE                       AMOUNT           DESCRIPTION
- ------------------------------------------------------------------------------
7/3/96   1005742  50 W. BROADWAY ASSOC INC $12,513.00   RENT-OFF/SPACE & PARK
7/8/96   1005743  AMPCO SYSTEM PARKING         591.00   RENT-PARKING
7/8/96   1005744  BENEFICIAL LIFE INSURANCE    640.14   INSURANCE-LIFE
7/8/96   1005745  BONNEVILLE PACIFIC SERVICE    46.20   O&M EXPENSE-KYOCERA
7/8/96   1005746  BPC-KYOCERA MAINT RESERVE 11,195.00   TRANSFER-MAINT RESERVE
7/8/96   1005747  CYMA HELP!                   519.09   OFF.SUPPLIES & EXPENSE
7/8/96   1005748  FLORAL TAPESTRY               42.45   OFF.SUPPLIES & EXPENSE
7/8/96   1005749  GEM INSURANCE CO           3,328.00   INSURANCE-HEALTH
7/8/96   1005750  MOUNT OLYMPUS WATER           17.35   OFF.SUPPLIES & EXPENSE
7/8/96   1005751  REDMAN VAN & STORAGE CO.      84.87   RENT-STORAGE
7/8/96   1005752  TRAVEL ZONE CRUISE ZONE      900.00   TRAVEL EXPENSE
7/11/96  1005753  BONNEVILLE PACIFIC/PAYROLL 9,377.09   TRANSFER-PAYROLL ACCT
7/11/96  1005754  BPC PAYROLL TAX ACCOUNT    4,140.10   TRANS.-PAYROLL TAX ACCT
7/11/96  1005755  FIRST INTERSTATE BANK OF C   743.30   401K CONTRIBUTIONS
7/15/96  1005756  FRANCHISE TAX BOARD OF CAL 6,400.00   STATE INCOME TAX
7/15/96  1005757  NEW MEXICO TAXATION & REVE    50.00   STATE INCOME TAX
7/15/96  1005758  ARIZONA DEPARTMENT OF REVE    50.00   STATE INCOME TAX
7/15/96  1005759  UTAH STATE TAX COMMISSION  1,200.00   STATE INCOME TAX
7/15/96  1005760  IDAHO STATE TAX COMMISSION    60.00   STATE INCOME TAX
7/22/96  1005761  VOID
7/22/96  1005762  FEDERAL EXPRESS INC           13.00   EXPRESS MAIL EXPENSE
7/22/96  1005763  GENERATOR POWER SYSTEMS   13,239.17   O&M EXPENSE - KYOCERA
7/22/96  1005764  HALL PLUMBING  MECHANICAL    187.63   OFF.SUPPLIES & EXPENSE
7/22/96  1005765  MOUNT OLYMPUS WATER           27.96   OFF.SUPPLIES & EXPENSE
7/22/96  1005766  MOUNTAIN STATE OFF PRODCT     43.51   OFF.SUPPLIES & EXPENSE
7/22/96  1005767  OMNI COMPUTER PRODUCTS       240.49   OFF.SUPPLIES & EXPENSE
7/22/96  1005768  THE PLANT GALLERY             69.50   OFF.SUPPLIES & EXPENSE
7/22/96  1005769  THE PRUDENTIAL               984.71   INSURANCE - DISABILITY
7/22/96  1005770  PREFERRED DATA SUPPLY INC    151.12   OFF.SUPPLIES & EXPENSE
7/22/96  1005771  REDMAN VAN & STORAGE CO IN   499.82   RENT - STORAGE
7/22/96  1005772  SAN DIEGO GAS & ELECTRIC     101.26   O&M EXPENSE - KYOCERA
7/22/96  1005773  TRAVEL ZONE CRUISE ZONE      725.00   TRAVEL EXPENSE
7/22/96  1005774  UNUM LIFE INSURANCE CO OF  1,587.44   INSURANCE - DISABILITY
7/22/96  1005775  US WEST COMMUNICATIONS       929.19   TELEPHONE EXPENSE
7/22/96  1005776  WESTERN TRAVEL INC         1,607.00   TRAVEL EXPENSE
7/22/96  1005777  XEROX CORPORATION            345.62   OFF.SUPPLIES & EXPENSE
7/22/96  1005778  AIRBORNE EXPRESS              19.96   EXPRESS MAIL EXPENSE
7/22/96  1005779  A T & T                      866.36   TELEPHONE EXPENSE
7/22/96  1005780  WORKERS COMPENSATION FND O   188.26   INSURANCE-WORKERS COMP
7/22/96  1005781  BPC PAYROLL TAX ACCOUNT    1,178.69   TRAN.-PAYROLL TAX ACCT
7/25/96  1005782  NEILSON ELGGREN DURKIN   385,443.44   PROF. FEES & COSTS
7/25/96  1005783  US TRUSTEE                 3,750.00   QUARTERLY TRUSTEE FEE
7/25/96  1005784  GEM INSURANCE CO           1,424.00   INSURANCE - HEALTH
7/29/96  1005785  BONN. PACIFIC/PAYROLL      9,422.39   TRANSFER - PAYROLL ACCT
7/29/96  1005786  BPC PAYROLL ACCOUNT        4,164.71   TRANS-PAYROLL TAX ACCT
7/29/96  1005787  FIRST INTERSTATE BANK OF C   743.30   401K CONTRIBUTIONS
7/29/96  BK STMT  KEY BANK                      70.37   BANK SERVICE CHARGE
                                              -------
         TOTAL CASH DISBURSEMENTS         $479,921.49
                                          ===========



                                       D
[PAGE]

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                        Chapter 11 Trustee Joint Account
                       For Period July 1 - July 31, 1996


                              CASH RECEIPTS JOURNAL


  DATE       DOC #       PAYOR             AMOUNT           DESCRIPTION

7/01/96      GJ278       D. CORRADINI       $50,000.00    SETTLEMENT PAYMENT
7/01/96      GJ278       W. JOHNSON          50,000.00    SETTLEMENT PAYMENT
7/01/96      GJ278       MAYER BROWN PLATT  183,260.17    SETTLEMENT PAYMENT
7/01/96      GJ278       ABN AMRO            27,236.11    TRANSFER
7/31/96      BNK STMT    KEY BANK OF UTAH    27,621.48    INTEREST INCOME
                                             ----------
             TOTAL CASH RECEIPTS           $338,117.76
                                           ============

                        CASH DISBURSEMENTS JOURNAL


 DATE    DOC #      PAYEE                    AMOUNT           DESCRIPTION

7/26/96  CSHRS CK   BEUS GILBERT & MORRILL  $7,115,728.80    PROF. FEES/COSTS
7/31/96  BNK STMT   KEY BANK OF UTAH                43.71    BANK SERV. CHARGE
                                             -------------
             TOTAL CASH DISBURSEMENTS       $7,115,772.51
                                            =============



                                       E


[PAGE]

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                        Chapter 11 Trustee - CD ACCOUNT
                       For Period July 1 - July 31, 1996




                             CASH RECEIPTS JOURNAL


DATE          DOC #          PAYOR           AMOUNT        DESCRIPTION
- ------------------------------------------------------------------------------
7/31/96       BNK STMT       US BANK         $66,052.69    INTEREST INCOME


                           CASH DISBURSEMENTS JOURNAL


DATE          DOC #          PAYEE           AMOUNT        DESCRIPTION
- ------------------------------------------------------------------------------
             NONE





                                       F

[PAGE]
                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                         Chapter 11 Trustee JT Savings
                       For Period July 1 - July 31, 1996



                             CASH RECEIPTS JOURNAL


DATE          DOC #     PAYOR           AMOUNT           DESCRIPTION
- ------------------------------------------------------------------------------
7/01/96       GJ278     PERKINS COIE    $12,750,000.00   SETTLEMENT PAYMENT
7/02/96       GJ278     BANK ONE              1,785.74   TRANSFER
7/31/96       BNK STMT  BANK ONE             25,958.55   INTEREST INCOME

         TOTAL CASH RECEIPTS            $12,777,744.29



                           CASH DISBURSEMENTS JOURNAL


DATE     DOC #     PAYEE                 AMOUNT              DESCRIPTION
- ------------------------------------------------------------------------------
7/02/96  GJ278     BPC                      $32,150,000.00   TRANSFER
7/26/96  GJ278     BEUS GILBERT & MORRILL     6,850,000.00   PROF. FEES/COSTS
7/31/96  BNK STMT  BANK ONE                           5.00   BANK SRVCE CHARGE

             TOTAL CASH DISBURSEMENTS       $39,000,005.00



                                       G

[PAGE]
                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                              U.S. Treasury Bonds
                       For Period July 1 - July 31, 1996



                             CASH RECEIPTS JOURNAL


DATE      DOC #      PAYOR              AMOUNT            DESCRIPTION
- ------------------------------------------------------------------------------
7/02/96   GJ278      BPC                $32,150,000.00    TRANSFER


                          CASH DISBURSEMENTS JOURNAL


DATE      DOC #      PAYEE              AMOUNT           DESCRIPTION
- ------------------------------------------------------------------------------
7/02/96   GJ278      BPC                    $1,785.74    TRANSFER






                                       H
[PAGE]
                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                           Proceeds From Asset Sales
                       For Period July 1 - July 31, 1996



                            CASH RECEIPTS JOURNAL


DATE       DOC #         PAYOR                AMOUNT    DESCRIPTION
- ------------------------------------------------------------------------------
7/31/96    BNK STMT    KEY BANK OF UTAH       $10.46    INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE       DOC #         PAYEE                AMOUNT    DESCRIPTION
- ------------------------------------------------------------------------------
           NONE






                                       I

[PAGE]
                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                             NCA 1 Sales Tax Escrow
                       For Period July 1 - July 31, 1996


                             CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT     DESCRIPTION
- ------------------------------------------------------------------------------
7/31/96   BNK STMT  KEY BANK OF UTAH     $286.11    INTEREST INCOME


                           CASH DISBURSEMENTS JOURNAL


DATE      DOC #      PAYEE               AMOUNT     DESCRIPTION
- ------------------------------------------------------------------------------
7/01/96   GJ278     ABN AMRO            $27,236.11  TRANSFER








                                       J

[PAGE]
                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                          Kyocera Maintenance Reserve
                       For Period July 1 - July 31, 1996


                             CASH RECEIPTS JOURNAL


DATE     DOC #         PAYOR                AMOUNT        DESCRIPTION
- ------------------------------------------------------------------------------
7/01/96  CK# 5746      BPC                 $11,195.00     TRANSFER
7/31/96  BNK STMT      KEY BANK OF UTAH        479.87     INTEREST INCOME

         TOTAL CASH RECEIPTS               $11,674.87


                           CASH DISBURSEMENTS JOURNAL


DATE     DOC #       PAYEE                  AMOUNT     DESCRIPTION
- ------------------------------------------------------------------------------
7/31/96  CK# 1024    GENERATOR POWER        $680.14    KYOCERA O&M EXPENSE





                                       K

[PAGE]

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                                 Balance Sheet
                              As of July 31, 1996

- ------------------------------------------------------------------------------
ASSETS
Current Assets:
  Cash                                        $ 55,258,119
  Accounts receivable - trade                      107,046
  Accounts receivable - settlements (Note 7)    66,350,000
  Accounts receivable - affiliates                 289,987
  Prepaid Insurance                                 15,904
  Accrued interest receivable                      590,481
                                                ----------
  Total current assets                                          $122,611,537
Fixed Assets:
  Land                                             198,424
  Equipment, furniture and fixtures              3,745,635
                                                ----------
  Total fixed assets                             3,944,059
  Less: Accumulated depreciation                <2,937,990>
                                                ----------
  Net fixed assets                                                1,006,069
Other Assets:
  Investment in and advances to subsidiaries
   and partnership                              27,500,564
  Other assets                                      64,852
                                                ----------
    Total other assets                                            27,565,416
                                                                ------------
TOTAL ASSETS                                                    $151,183,022
                                                                ============
LIABILITIES
Post-petition liabilities:
  Accounts payable - trade                    $     19,479
  Accounts payable - professional fees
    and costs (Note 7)                          23,572,154
  Accrued income taxes payable                   1,702,157
  Taxes payable                                     82,029
  Accrued interest                                  29,511
                                                ----------
  Total post-petition liabilities                               $ 25,405,330
Pre-petition liabilities:
  Priority claims                                   61,186
  Secured debt                                   2,664,535
  Unsecured debt  (Note 5)                     132,119,183
                                               -----------
Total pre-petition liabilities                                   134,844,904
TOTAL LIABILITIES                                                160,250,234

Commitments and Contingent Liabilities (Notes 3, 4 and 6)

OWNERS' EQUITY
Capital stock or owners' investment                213,752
Paid-in-capital                                 91,835,029
[PAGE]
Treasury stock                                  <2,308,255>
Retained earnings:
  Pre-petition                                 <56,551,908>
  Post-petition                                <42,255,830>
                                                ----------
TOTAL OWNERS' EQUITY                                              <9,067,212>
                                                                  ----------
TOTAL LIABILITIES AND OWNERS' EQUITY                            $151,183,022
                                                                ============
                                                                   Form 2-C


[PAGE]
                  DEBTOR: BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                         Profit and Loss Statement
                     For Period July 1 - July 31, 1996



Gross operating revenue                     $  179,817
Less discount, returns and allowances                0
   Net operating revenue                                  $   179,817

 Cost of goods sold                                           <98,554>
                                                              --------
   Gross profit                                                81,263

Operating expenses:
   Salaries and wages                           27,795
   Rent and leases                              12,363
   Payroll taxes                                 2,519
   Insurance                                     4,529
   Other                                        11,776
   Total operating expenses                     ------        <58,982>

   Operating income (loss)                                     22,281

Legal and professional fees and costs
  (Note 7)                                  21,799,528
Depreciation, depletion and amortization         1,203
Interest expense                                27,722
   Total                                        ------    <21,828,453>
   Net operating income (loss)                            <21,806,172>

Non-operating income and (expenses):
   Interest income                             562,369
   Other income                                  6,721
   Other income - settlements (Note 7)      66,000,000
   Equity in earnings (losses) of subsidiaries
   and partnerships (Note 2)                 1,013,670
      Net non-operating income or (expenses) ---------     67,582,760

      Net income (loss) before income taxes                45,776,588

      Provision for income taxes (Note 8)                   1,706,677

      NET INCOME (LOSS)                                   $44,069,911
                                                          ===========



                                                             Form 2-D
                                                           Page 1 of 3
[PAGE]

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                   General Notes to Financial Statements
                     For Period July 1 to July 31, 1996

1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During bankruptcy accrued interest payable is recorded only on post petition debt and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. These financial statements are prepared in a format required by the U.S. Bankruptcy Code. While every effort is made to comply with generally accepted accounting principles (GAAP), these financial statements may not comply with GAAP in all respects.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. The balance sheet does not reflect deeply subordinated claims totalling $14,945,000 which are claims resulting from court approved settlement agreements pursuant to which a creditor has agreed to subordinate its particular claim in payment priority to all other claims of any kind whatsoever including, but not limited to late filed claims, subordinated debenture holder claims, equity claims, claims of equity holder or subordinated debenture holders who had sold their stock or bonds, and claims which have been subordinated pursuant to 11 U.S.C. Section 510 (b).

4. The balance sheet does not reflect CIGNA's settled and allowed $10,000,000 subordinated claim which is on par with any allowed equity claims.





                                                         Form 2-D
                                                      Page 2 of 3
[PAGE]

                  DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                  General Notes to Financial Statements
                  For Period July 1 to July 31, 1996


5. Included in recorded liabilities are liabilities of $31,081,000 that are being disputed by the Trustee. In addition, numerous liabilities are being investigated by the Trustee for possible objection.

6. Total liabilities as shown in the accompanying balance sheet do not reflect certain liabilities and other claims, contingent or otherwise, that are the subject matter of filed or potentially filed claims. To date, claims and potential claims have been estimated to exceed $350,000,000. This amount includes claims under investigation, potential claims of limited partners, potential claims of equity holders, disputed claims, and accrued interest on certain claims.

7. Accounts Receivable Settlements represent only court approved settlements where all conditions precedent have occurred and the settlements were fully effective as of July 31, 1996 and are reflected on the July 31, 1996 Financial Statements.

    Settlements reached between the Trustee and any person or entity where all conditions for the settlement to become fully effective has not occurred as of July 31, 1996 are not reflected on the July 31, 1996 Financial Statements. Such settlements include those with:

         Fraser Beatty/Michael Bradley                 $10,000,000
         Piper Jaffray Inc.                            $10,000,000

    Contingent professional fees of up to approximately $6,600,000 relating to the two settlements have not been reflected on the financial statements (further information concerning the settlements is contained in the narrative, which is attached).

8. As of April 30, 1995, Bonneville and Subsidiaries had approximately $124,000,000 in federal net operating loss carryforwards and approximately $114,000,000 in alternative minimum tax loss carryforwards for Federal Income Tax purposes. Pursuant to current tax law, only 90 percent of current alternative minimum taxable income can be offset by alternative minimum tax loss carryforwards. The financial statements reflect the accrual of an estimated $1,700,000 alternative minimum tax liability resulting from operations and the receipt of proceeds from settlements.


                                                         Form 2-D
                                                      Page 3 of 3

[PAGE]
                        BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                     Taxes Payable Schedule (Post-Petition)
                      For Period July 1 to July 31, 1996

Beginning                                                          Payments   Date      Check   Ending
                           Balance   Adjustments   Additions       Deposits   Paid      Numb.   Balance
Income tax withheld:
   Federal               $  -0-      $             $<4,213.95>   $ 2,102.67  7/11/96    1197
                                                                   2,111.28  7/29/96    1200   $  -0-

State                       -0-                     <1,411.24>     1,411.24  7/29/96    1201      -0-

FICA tax withheld           -0-                     <1,339.81>       667.45  7/11/96    1197
                                                                     672.36  7/29/96    1200      -0-

Employer's FICA tax         -0-                     <1,339.81>       667.45  7/11/96    1197
                                                                     672.36  7/29/96    1200      -0-

Unemployment tax:
   Federal                  -0-                        <34.13>        34.13  7/16/96    1198      -0-
   State                    -0-                     <1,144.56>     1,144.56  7/16/96    1199      -0-

Sales, use & excise taxes   -0-                                                                   -0-
Property taxes      <79,912.00>                     <2,317.00>                            <82,229.00>

Accrued income tax:
   Federal                  -0-                 <1,693,600.00>                         <1,693,600.00>
   State                    -0-                     <8,557.00>                             <8,557.00>

Delaware franchise tax      -0-                                                                   -0-

Employee withholding        -0-                     <1,486.60>      743.30   7/11/96   1005755    -0-
                                                                    743.30   7/29/96   1005787

TOTALS            $ <79,912.00>   $    -0-     $<1,715,444.10>  $10,970.10            $<1,784,386.00


[PAGE]

                        DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                 Case No. 91A-27701
                                 Insurance Schedule
                        For Period July 1 to July 31, 1996

                                                                     Policy
                                                      Amount of      Expiration     Premium Paid
                            Carrier/Agent             Coverage       Date           Thru Date

Worker's Compensation     Various State Funds         Statutory
                                                      $1,000,000      (A)           07/31/96

General Liability         Travelers Insurance/
                          Sedgwick James               5,000,000   06/06/97         06/06/97

Vehicles                  Travelers Insurance/
[Hired/Non-owned]         Sedgwick James               5,000,000   06/06/97         06/06/97

Property:
   Bonneville Pacific     Federal Insurance Co./
                          Sedgwick James                 735,000   08/17/96         08/17/96

   Kyocera                Federal/Hartford Steam/
                          Sedgwick James               5,352,879   08/17/96         08/17/96


(A)   All workers compensation insurance policies are insured through various state insurance funds.
      As such, they continue in force as premiums are paid and have no policy expiration dates.


[PAGE]
                        DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                         Accounts Receivable and Payable Aging
                           For Period July 1 to July 31, 1996

                                    Non-Affiliate
                                    Accounts          Accounts
                                    Receivable        Payable
                                   -----------      -----------
Under 30 days                      $66,456,458      $22,914,862
30 to 60 days                                9                0
61 to 90 days                               12                0
Over 90 days                               567          676,771*
                                    ----------       ----------
Total post-petition                 66,457,046       23,591,633

Pre-petition amounts                         0        4,273,537
                                    ----------       ----------
Total accounts receivable          $66,457,046
                                   ===========
Total accounts payable                              $27,865,170
                                                    ===========


                                    Affiliate
                                    Accounts
                                    Receivable

Under 30 days                      $    10,453
30 to 60 days                           48,364
61 to 90 days                            5,640
Over 90 days                           225,530
                                   -----------
Total post-petition affiliate
 accounts receivable               $   289,987
                                   ===========

(*) Accounts payable over 90 days past due primarily represents professional fees incurred prior to the Trustee's appointment currently being considered by the court for payment.


                                                     Form 2-E
                                                     Page 3 of 5

[PAGE]

                      DEBTOR: BONNEVILLE PACIFIC CORPORATION
                                Case No. 91A-27701
   Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                        For Period July 1 to July 31, 1996



                                                Date of
                                                 Court      Estimated
                                  Amount Paid   Approval   Balance Due

Debtor's Counsel                           $0               $100,000
Counsel for Unsecured
   Creditors' Committee                     0                139,487
Court Appointed Trustee                     0                103,206     **
Trustee's Counsel                           0                369,459     **
Trustee's Accountants                       0                106,000
Special Litigation Counsel for
   Trustee - Costs                          0                  199,292
   Trustee - Fees                           0               22,122,000  ***
Buccino and Associates                      0                  132,853
Financial Advisors for
   Unsecured Creditors
   Committee                                0                  290,223
Creditor's Committee                        0                    9,634
                                          -----              ------------
   Total                                   $0                $23,572,154
                                          =====              ============

*    Settlement amounts under advisement by the Court.

**   Includes only hourly rate and miscellaneous Trustee costs.
     Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

*** Includes an accrual for any contingent fees due as a result of court approved settlements or recoveries. Estimated contingent fees will be accrued when settlements are approved by the court and the accrual will be revised when fee applications are filed with the Bankruptcy Court.

Further information concerning settlements is contained in the narrative which is attached.



                                                                Form 2-E
                                                                Page 4 of 5
[PAGE]
                     DEBTOR: BONNEVIllE PACIFIC CORPORATION
                             Case No. 91A-27701
                  Schedule of Payments to Principal/Executives
                       For Period July 1 to July 31, 1996
- ------------------------------------------------------------------------------
Payee Name       Position        Nature of Payment             Amount
- ------------------------------------------------------------------------------
Ralph F Cox      Director        Director fees                   -0-

Calvin L Rampton Director        Director fees                   -0-

Clark M Mower    President       Salary                   12,014.60








                                                                   Form 2-E
                                                                Page 5 of 5
[PAGE]
                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                          Quarterly Fee Summary (1)
                          Month Ended July 31, 1996


                          Cash         Quarterly       Payment
                      Disbursement      Fee Due       Check No.    Date

January               $1,328,436.60
February                 250,804.29
March                  2,301,171.04
                       ------------
Total 1st Quarter      3,880,411.93      $5,000.00    1005634     4/23/96

April                    262,428.76
May                      113,914.30
June                     793,980.15
                        -----------
  Total 2nd Quarter    1,170,323.21       3,750.00    1005783     7/25/96

July                  14,435,215.07
August
September             -------------
  Total 3rd Quarter

October
November
December
                      --------------
  Total 4th Quarter



(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.

                                                                Form 2-F